UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2007
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Global Drive P.O. Box 442, Sulphur, LA	70665 70664-0442
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On October 18, 2007, we entered into Amendment No. 3 to Third Amended and Restated Credit Agreement (the “Amendment”). The Amendment increases the overall borrowing capacity, reduces the interest rate premiums (“spreads”) to be paid on our borrowings, reduces the scope of certain negative covenants, and extends the term of the facility. The Amendment increases the borrowing capacity from $130.0 million to $150.0 million and increases the optional provision for expansion from $150.0 million to $250.0 million. The Amendment extends the maturity date of the credit facility to October 18, 2012 and permits borrowings based on a floating spread over prime rate ranging from 0.00% to 0.75% or London Interbank Offered Rate (“LIBOR”) ranging from 0.75% to 1.75%, based upon certain of our financial ratios. As of October 19, 2007, we had $94.0 million outstanding letters of credit, no borrowings, and $56.0 million of borrowing capacity under the credit facility as revised by the Amendment.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.
     Not applicable.
(b)	Pro forma financial information.
     Not applicable.
(c)	Shell company transactions.
     Not applicable.
(d)	Exhibits.
10.1	Amendment No. 3 to Third Amended and Restated Credit Agreement dated October 18, 2007 among Global Industries, Ltd., Global Offshore Mexico, S. DE R.L. DE C.V., Global Industries International, L.L.C., in its capacity as general partner of Global Industries International, L.P., the Lenders and Calyon New York Branch as administrative agent for the Lenders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOBAL INDUSTRIES, LTD.

Date: October 23, 2007	By:	/s/ PETER S. ATKINSON
Peter S. Atkinson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Amendment No. 3 to Third Amended and Restated Credit Agreement dated October 18, 2007 among Global Industries, Ltd., Global Offshore Mexico, S. DE R.L. DE C.V., Global International, L.L.C., in its capacity as general partner of Global Industries International, L.P., the Lenders and Calyon New York Branch as administrative agent for the Lenders.